UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2023

APTINYX INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38535	47-4626057
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

c/o Verdolino & Lowey, P.C. 124 Washington Street, Suite 101 Foxborough, MA	02035
(Address of registrant’s principal executive office)	(Zip code)

(508) 543-1720

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol(s)	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously announced, on June 30, 2023, at a special meeting of stockholders of Aptinyx Inc. (the “Company”), the Company’s stockholders approved the liquidation and dissolution of the Company and the Plan of Liquidation and Dissolution (the “Plan of Dissolution”), which authorizes the board of directors of the Company to liquidate and dissolve the Company in accordance with the Plan of Dissolution. On July 5, 2023, the Company filed a certificate of dissolution with the Secretary of State of the State of Delaware, and thereupon the Company was dissolved and began its statutory three-year wind-up period. Following the filing of the certificate of dissolution, the Company, in accordance with the Plan of Dissolution, has paid and/or established reasonable reserves to pay the Company’s known claims, contingent contractual claims and claims (if any) that are not currently known to the Company, but that based on facts known to the Company, are likely to arise within ten years of the filing of the certificate of dissolution.

On December 15, 2023, the Company’s board of directors (the “Board”) authorized and approved a liquidating cash distribution of $6,683,373 (the “Liquidating Distribution”) to record holders of the Company’s common stock as of the record date of December 15, 2023 (the “Record Date”). As a result, each holder of record of Company common stock as of the Record Date is entitled to receive a pro rata portion of the Liquidation Distribution, which is equal to $0.0986975 per share.

The Company currently anticipates that the Distribution will be the only liquidating distribution made to stockholders pursuant to the Plan of Dissolution. If additional liquidating distributions are made in the future, the timing and amount of any such liquidating distributions is uncertain and cannot currently be estimated.

The Company intends to close the stock transfer books of the Company on December 31, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2023	APTINYX INC.

	By:	/s/ Craig Jalbert
Craig Jalbert
President